ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2011
Assets Held For Sale [Abstract]
Assets Held For Sale [Text Block]
NOTE 7.	ASSETS HELD FOR SALE

Assets held for sale represent the cost of timber, timberland and farmland (collectively the “timberland) amounted to RMB 10.3 million ($1.6 million), which management assessed approximating its fair value. The company exchanged the timberland for an office building with paying cash consideration of RMB 7.2 million ($1.1 million) for the variance between the fair values of the office building and the timberland on March 19, 2012. The cost of the timberland was reclassified from other assets to assets held for sale in the consolidated balance sheets as of December 31, 2011.

According to government regulations of the PRC, the PRC Government owned the timber land as of December 31, 2011. The Company leased and obtained a certificate of right to use farmland of approximately 1,605 acres (or 10,032 mu) for the period from August 2005 to December 2031. For the same farmland, the Company obtained a certificate of the right to timber and 896 acres (or 5,600 mu) of timberland for the period from August 2006 to August 2028. Timber mainly includes pine trees and poplar trees. These timber, timberland and farmland were not for operating use or intended for sale as merchandise. Based on management’s assessment, there was no impairment as of and for the years ended December 31, 2011 and 2010, or as of the date of exchange.